EXHIBIT 10.29


364-Day Credit Agreement (2003)                                EXECUTION VERSION



================================================================================




                      AMENDED AND RESTATED CREDIT AGREEMENT

                            Dated as of March 7, 2003

                                      among

                               ALBERTSON'S, INC.,

                              BANK OF AMERICA, N.A.

                            as Administrative Agent,


                                  BANK ONE, NA,

                              as Syndication Agent,

                       UNION BANK OF CALIFORNIA, N.A. and
                             WELLS FARGO BANK, N.A.,

                             as Documentation Agents

                                       and

                  THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO


                                   Arranged by


                         Banc of America Securities LLC,

                               Sole Lead Arranger
                              and Sole Book Manager





================================================================================

Sf-1451502                                       364-Day Credit Agreement (2003)

                      AMENDED AND RESTATED CREDIT AGREEMENT

                  This Amended and Restated Credit Agreement (this "Agreement") is entered into as of March 7, 2003, among Albertson's, Inc., a Delaware corporation (the "Company"), the several financial institutions from time to time party to this Agreement (individually, a "Bank" and, collectively, the "Banks"), Bank One, NA, as syndication agent (in such capacity, the "Syndication Agent"), Union Bank of California, N.A. and Wells Fargo Bank, N.A., as documentation agents (in such capacity, the "Documentation Agents") and Bank of America, N.A., as administrative agent for itself and the Banks (in such capacity, the "Agent").

                  WHEREAS, the Company, the Banks party thereto and the Agent entered into a Credit Agreement dated as of March 22, 2000, as amended and restated as of March 15, 2001, and as amended and restated as of March 13, 2002, and as further modified by certain consents effective as of June 14, 2002 and July 5, 2002, respectively, (as in effect as of the date of this Agreement, the "Original Agreement") providing for a 364-day revolving credit facility; and

                  WHEREAS, the parties hereto desire to amend the Original Agreement as set forth herein and to restate the Original Agreement in its entirety to read as set forth in the Original Agreement with the amendments specified below, subject to the terms and conditions of this Agreement;

                  NOW, THEREFORE, the parties hereto agree as follows:

1. Definitions; References; Interpretation.
   ----------------------------------------

     (a) Unless otherwise specifically defined herein, each term used herein (including in the Recitals hereof) which is defined in the Original Agreement shall have the meaning assigned to such term in the Original Agreement.

     (b) Each reference to "this Agreement", "hereof", "hereunder", "herein" and "hereby" and each other similar reference contained in the Original Agreement, and each reference to "the Credit Agreement" and each other similar reference in the other Loan Documents, shall from and after the Effective Date (as defined in subsection 2) refer to the Original Agreement as amended and restated hereby.

     (c) The rules of interpretation set forth in Section 1.02 of the Original Agreement shall be applicable to this Agreement.

2. Amendments to Original Agreement.
   -------------------------------- Subject to the terms and conditions hereof, the Original Agreement is amended as follows, effective as of the date of satisfaction of the conditions set forth in Section 4 (the "Effective Date"):

     (a) Amendments to Article I of the Original Agreement.
         --------------------------------------------------

              (1) The term "Notes" defined  in   the  Original  Agreement  shall
include from and after the Effective Date the Notes delivered under this Agreement.

Sf-1451502                       1.              364-Day Credit Agreement (2003)

              (2) The definition of "Closing Date" is amended in its entirety to provide as follows:

                    "Closing Date" means the date occurring on or before March 7, 2003 on which all conditions precedent set forth in Section
          4.01 are satisfied or waived by all Banks (or, in the case of subsection 4.01(e), waived by the Person entitled to receive such payment).

              (3) The definition of "Revolving Termination Date" is amended in its entirety to provide as follows:

                   "Revolving Termination Date" means  the  earlier to occur of:

                   (a) March 5, 2004, as the same may be extended from time to time pursuant to Section 2.16; and

                   (b) the date on which the Commitments terminate in accordance with the provisions of this Agreement.

              (4) The defined term, "Company's 2000 Form 10-K" shall be deleted and a new defined term, "Company's 2001 Form 10-K" shall be added as follows:

                   "Company's 2001 Form 10-K" means the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2002, as filed with the SEC pursuant to the Exchange Act.

      Accordingly, each reference to "Company's 2000 Form 10-K" in the Original Agreement shall be deemed to refer to "Company's 2001 Form 10-K," and each reference to February 1, 2001 in Sections 1.01, 4.02 and 5.10 of the Original Agreement shall be deemed to refer to January 31, 2002.

      (b) Amendments to Article V of the Original Agreement.
          --------------------------------------------------
              (1) The two references to "November 1, 2001" in Section 5.10(b) of the Original Agreement shall be deleted and replaced by "October 31, 2002" for each such reference.

      (c) Amendment to Schedule 2.01 (Amended) of the Original Agreement.
          ---------------------------------------------------------------
Schedule 2.01 (Amended) of the Original Agreement is replaced in its entirety by
Schedule 2.01 (Second Amended) of this Agreement.

      (d) Amendment to Schedule 10.02 (Amended) of the Original Agreement.
          ----------------------------------------------------------------
Schedule 10.02 (Amended) of the Original Agreement is replaced in its entirety by Schedule 10.02 (Second Amended) of this Agreement.

Sf-1451502                      2.               364-Day Credit Agreement (2003)

3.    Representations and Warranties.
      ------------------------------- The Company hereby represents and warrants to the Agent and the Banks as follows:

     (a) No Default or Event of Default has occurred and is continuing (or would result from the amendment of the Original Agreement contemplated hereby).

     (b) The execution, delivery and performance by the Company of this Agreement and the Original Agreement (as amended and restated by this Agreement) have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

     (c) This Agreement, each Note delivered hereunder and the Original Agreement (as amended and restated by this Agreement) constitute the legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms.

     (d) All representations and warranties of the Company contained in the Original Agreement are true and correct (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date and except that this subsection (d) shall be deemed instead to refer to (x) the last day of the most recent quarter and year for which financial statements have then been delivered;
(y) to the most recent Form 10-K and Forms 10-Q filed subsequently thereto by the Company with the SEC, in respect of the representations and warranties made in Section 5.05 of the Original Agreement; and (z) to the most recent Form 10-K filed by the Company with the SEC, in respect of the representations and warranties made in Section 5.10(a) of the Original Agreement).

     (e) There has occurred since January 31, 2002 (except as disclosed in any public filings since such date), no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect.

     (f) The Company is entering into this Agreement on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

     (g) The Company's obligations under the Original Agreement and under the other Loan Documents are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

4.   Conditions of Effectiveness.
     ----------------------------

     (a) The effectiveness of Section 2 of this Agreement shall be subject to the satisfaction of each of the following conditions precedent:

          (1) The Agent shall have received from the Company and each of the Banks (i) a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Agreement; and (ii) if requested by any Bank, a Note (or replacement Note) substantially in the form of Exhibit I to the Original Agreement.

Sf-1451502                      3.               364-Day Credit Agreement (2003)

          (2) The Agent shall have received evidence of payment by the Company of all fees, costs and expenses due and payable as of the Effective Date hereunder and under the Original Agreement, including any costs and expenses payable under Section 7(g) of this Agreement (including the Agent's Attorney Costs, to the extent invoiced on or prior to the Effective Date).

          (3) The Agent shall have received from the Company a copy of the resolutions passed by the board of directors of the Company, certified as of the Effective Date by the Secretary or an Assistant Secretary of such Person, authorizing the execution, delivery and performance of this Agreement, the Notes to be delivered hereunder and the Original Agreement (as amended and restated by this Agreement).

          (4) The Agent shall have received an opinion of John R. Sims, Executive Vice President and General Counsel to the Company, dated the Effective
Date  and  addressed   to  the  Agent  and  the  Banks, in  form  and  substance
satisfactory to the Agent and each Bank.

          (5) The Agent shall have received a favorable opinion of Morrison & Foerster LLP, special counsel to the Agent, in form and substance satisfactory to the Agent and each Bank, dated the Effective Date.

          (6) The Agent shall have received all other documents it or any Bank may reasonably request relating to any matters relevant hereto, all in form and substance satisfactory to the Agent and each Bank.

          (7) The representations and warranties in Section 3 of this Agreement shall be true and correct on and as of the Effective Date with the same effect as if made on and as of the Effective Date.

     (b) For purposes of determining compliance with the conditions specified in
Section 4(a), each Bank that has executed this Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by the Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Bank.

     (c) From and after the Effective Date, the Original Agreement is amended as set forth herein and is restated in its entirety to read as set forth in the Original Agreement with the amendments specified herein, and all outstanding Notes under the Original Agreement shall be superseded and replaced by the Notes delivered under this Agreement. All such previously outstanding Notes will be deemed cancelled upon the occurrence of the Effective Date. The Original Agreement (as amended and restated by this Agreement) is hereby ratified and confirmed in all respects.

     (d) The Agent will notify the Company and the Banks of the occurrence of the Effective Date.


Sf-1451502                       4.              364-Day Credit Agreement (2003)

5.   Fees.
     ----- At Closing, the Company shall pay to the Agent for itself the fees set forth in the Fee Letter dated as of January 27, 2003 by and between the Company, the Lead Arranger and the Agent.

6.   Certain Transitional Matters.
     ----------------------------- On the Effective Date, the Banks party to the Original Agreement, as amended and restated hereby, shall be the Banks listed on the signature pages hereof and shall have the respective Commitments in the amounts set forth in Schedule 2.01 (Second Amended) of this Agreement. Without limiting the generality of the foregoing, on the Effective Date, any Banks party to the Original Agreement not listed on the signature pages hereof shall cease to be parties to the Original Agreement, and each new Bank listed on the signature pages hereof not previously party to the Original Agreement shall be and become a party to the Original Agreement and shall have all of the rights and be obligated to perform all of the obligations of a Bank thereunder with a Commitment in the amount set forth opposite such Bank's name in Schedule 2.01 (Second Amended) of this Agreement.

7.   Miscellaneous.
     --------------
     (a) The Company acknowledges and agrees that the execution and delivery by the Agent and the Banks of this Agreement shall not be deemed to create a course of dealing or an obligation to execute similar amendments or provide any waivers or other amendments under the same or similar circumstances in the future.

     (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.

     (c) This Agreement shall be governed by and construed in accordance with the law of the State of New York; provided that the Agent and the Banks shall retain all rights arising under Federal law.

     (d) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

     (e) This Agreement contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Agreement supersedes all prior drafts and communications with respect hereto. This Agreement may not be amended except in accordance with the provisions of Section
10.01 of the Original Agreement.

Sf-1451502                       5.              364-Day Credit Agreement (2003)

     (f) If any term or provision of this Agreement shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Agreement, the Original Agreement or the Loan Documents.

     (g) The Company agrees to pay or reimburse BofA (including in its capacity as Agent), upon demand, for all reasonable costs and expenses (including reasonable Attorney Costs) incurred by BofA (including in its capacity as Agent) in connection with the development, preparation, negotiation, execution and delivery of this Agreement.




                            [Signature pages follow]








Sf-1451502                       6.              364-Day Credit Agreement (2003)

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                                       ALBERTSON'S, INC.


                                       By:     /s/ John F. Boyd
                                               ---------------------------------
                                       Name:   John F. Boyd

                                       Title:  Group Vice President & Treasurer




Sf-1451502                       S-1             364-Day Credit Agreement (2003)

                                       BANK OF AMERICA, N.A., as
                                       Administrative Agent and as a Bank


                                       By:     /s/ Dan M. Killian
                                               ---------------------------------
                                       Name:   Dan M. Killian

                                       Title:  Managing Director




Sf-1451502                       S-2             364-Day Credit Agreement (2003)

                                       BANK ONE, NA as Syndication Agent
                                       and as a Bank


                                       By:     /s/ Steven P. Sullivan
                                               ---------------------------------
                                       Name:   Steven P. Sullivan

                                       Title:  Director




Sf-1451502                       S-3             364-Day Credit Agreement (2003)

                                       UNION BANK OF CALIFORNIA, N.A.
                                       as Documentation Agent and as a Bank


                                       By:     /s/ Timothy P. Streb
                                               ---------------------------------
                                       Name:   Timothy P. Streb

                                       Title:  Vice President



Sf-1451502                       S-4             364-Day Credit Agreement (2003)

                                       WELLS FARGO BANK, N.A.
                                       as Documentation Agent and as a Bank


                                       By:     /s/ Mary G. Monroe
                                               ---------------------------------
                                       Name:   Mary G. Monroe

                                       Title:  Vice President



Sf-1451502                       S-5             364-Day Credit Agreement (2003)

                                       BANK OF OKLAHOMA, N.A.


                                       By:     /s/ Jane Faulkenberry
                                               ---------------------------------
                                       Name:   Jane Faulkenberry

                                       Title:  Senior Vice President



Sf-1451502                       S-6             364-Day Credit Agreement (2003)

                                       COOPERATIEVE CENTRALE RAIFFEISEN-
                                       BOERENLEENBANK B.A., "RABOBANK
                                       INTERNATIONAL", NEW YORK BRANCH


                                       By:     /s/ Ian Reece
                                               ---------------------------------
                                       Name:   Ian Reece

                                       Title:  Managing Director




                                       By:     /s/ Jessalyn Peters
                                               ---------------------------------
                                       Name:   Jessalyn Peters

                                       Title:  Executive Director



Sf-1451502                       S-7             364-Day Credit Agreement (2003)

                                       CREDIT SUISSE FIRST BOSTON
                                       CAYMAN ISLANDS BRANCH


                                       By:     /s/ Bill O'Daly
                                               ---------------------------------
                                       Name:   Bill O'Daly

                                       Title:  Director



                                       By:     /s/ Cassandra Droogan
                                               ---------------------------------
                                       Name:   Cassandra Droogan

                                       Title:  Associate


Sf-1451502                       S-8             364-Day Credit Agreement (2003)

                                       KEYBANK NATIONAL ASSOCIATION


                                       By:     /s/ Cheryl L. Ebner
                                               ---------------------------------
                                       Name:   Cheryl L. Ebner

                                       Title:  Senior Vice President



Sf-1451502                       S-9             364-Day Credit Agreement (2003)

                                       MERRILL LYNCH BANK USA


                                       By:     /s/ Louis Alder
                                               ---------------------------------
                                       Name:   Louis Alder

                                       Title:  Vice President



Sf-1451502                       S-10            364-Day Credit Agreement (2003)

                                       THE BANK OF NEW YORK


                                       By:     /s/ Randolph E. J. Medrano
                                               ---------------------------------
                                       Name:   Randolph E. J. Medrano

                                       Title:  Vice President



Sf-1451502                       S-11            364-Day Credit Agreement (2003)

                                       THE BANK OF NOVA SCOTIA


                                       By:     /s/ Daryl Hogge
                                               ---------------------------------
                                       Name:   Daryl Hogge

                                       Title:  Director



Sf-1451502                       S-12            364-Day Credit Agreement (2003)

                                       THE NORTHERN TRUST COMPANY


                                       By:     /s/ Melissa A. Whitson
                                               ---------------------------------
                                       Name:   Melissa A. Whitson

                                       Title:  Vice President



Sf-1451502                       S-13            364-Day Credit Agreement (2003)

                                       TCF NATIONAL BANK


                                       By:     /s/ Russell P. McMinn
                                               ---------------------------------
                                       Name:   Russell P.McMinn

                                       Title:  Senior Vice President



Sf-1451502                       S-14            364-Day Credit Agreement (2003)

                                       UMB BANK, N.A.


                                       By:     /s/ David A. Proffitt
                                               ---------------------------------
                                       Name:   David A. Proffitt

                                       Title:  Senior Vice President



Sf-1451502                       S-15            364-Day Credit Agreement (2003)

                                       WACHOVIA BANK, NATIONAL
                                       ASSOCIATION


                                       By:     /s/ Anthony D. Braxton
                                               ---------------------------------
                                       Name:   Anthony D. Braxton

                                       Title:  Director



Sf-1451502                       S-16            364-Day Credit Agreement (2003)

                         SCHEDULE 2.01 (SECOND AMENDED)

                                   COMMITMENTS
                               AND PRO RATA SHARES





BANK                                                                        COMMITMENT                      PRO RATA
                                                                                                              SHARE
--------------------------------------------------------------------      --------------                  -------------

                                                                          $50,000,000.00                  14.285714286%
BANK OF AMERICA, N.A.
                                                                           45,000,000.00                  12.857142857%
BANK ONE, NA
                                                                           40,000,000.00                  11.428571429%
UNION BANK OF CALIFORNIA, N.A.
                                                                           40,000,000.00                  11.428571429%
WELLS FARGO BANK, N.A.
                                                                           25,000,000.00                   7.142857143%
MERRILL LYNCH BANK USA
                                                                           20,000,000.00                   5.714285714%
THE NORTHERN TRUST COMPANY
                                                                           20,000,000.00                   5.714285714%
KEYBANK NATIONAL ASSOCIATION
                                                                           20,000,000.00                   5.714285714%
THE BANK OF NOVA SCOTIA
                                                                           20,000,000.00                   5.714285714%
CREDIT SUISSE FIRST BOSTON
                                                                           20,000,000.00                   5.714285714%
RABOBANK INTERNATIONAL
                                                                           15,000,000.00                   4.285714286%
TCF NATIONAL BANK
                                                                           10,000,000.00                   2.857142857%
UMB BANK, N.A.
                                                                           10,000,000.00                   2.857142857%
BANK OF OKLAHOMA, N.A.
                                                                           10,000,000.00                   2.857142857%
THE BANK OF NEW YORK
                                                                            5,000,000.00                   1.428571429%
WACHOVIA BANK, NATIONAL ASSOCIATION



                                    TOTAL                                $350,000,000.00                100.000000000%*

* [9 DECIMAL PTS.]






sf-1451502        S-2.01 (Second Amended)-1      364-Day Credit Agreement (2003)

                         SCHEDULE 10.02 (SECOND AMENDED)

             PAYMENT OFFICES; ADDRESSES FOR NOTICES; LENDING
             -----------------------------------------------
                                    OFFICES
                                    -------

COMPANY
-------

Address for Notices:

Albertson's, Inc.
250 Parkcenter Blvd.
Box 20
Boise, Idaho  83726
Attention:      Finance Department
Telephone:      (208) 395-6534
Facsimile:      (208) 395-6631


BANK OF AMERICA, N.A., as Agent
----------------------

Notices for Borrowing, Conversions/Continuations, and Payments:

Bank of America, N.A.
Mail Code:  CA4-706-05-09
Agency Services #5596
1850 Gateway Boulevard, 5th Floor
Concord, California  94520
Attention:      Glenis Croucher, Credit Services Representative
Telephone:      (925) 675-8382
Facsimile:      (888) 969-3315

Other Notices:

Bank of America, N.A.
Mail Code: TX1-492-14-11
901 Main Street, 14th Floor
Dallas, TX 75202
Attention: Jennifer Reeves, Agency Management Officer II
Telephone:        (214) 209-4125
Facsimile:        (214) 290-9507

sf-1451502        S-10.02 (Second Amended)-1     364-Day Credit Agreement (2003)
with a copy to:

Bank of America, N.A.
Portfolio Management - Retail Group
Mail Code:  TX1-492-66-01
901 Main Street, 64th Floor
Dallas, TX 75202
Attention:      Daniel M. Killian, Managing Director
Telephone:      (214) 209-0978
Facsimile:      (214) 209-0905

Agent's Payment Office:

Bank of America, N.A.
ABA No. 111000012
Attention:      Agency Administrative Services Unit #5596
Reference:      Albertson's, Inc.
For credit to Acct. No. 37508-36479


BANK OF AMERICA, N.A., as a Bank
----------------------

Domestic and Offshore Lending Office:
(Borrowing Notices, Notices of Conversion/Continuation and Payments)

Bank of America, N.A.
Mail Code:  CA4-706-05-09
Agency Services #5596
1850 Gateway Boulevard, 5th Floor
Concord, California  94520
Attention:      Glenis Croucher, Credit Services Representative
Telephone:      (925) 675-8382
Facsimile:      (888) 969-3315

All other Notices:

Bank of America, N.A.
Portfolio Management - Retail Group
Mail Code:  TX1-492-66-01
901 Main Street, 64th Floor
Dallas, TX 75202
Attention:      Daniel M. Killian, Managing Director
Telephone:      (214) 209-0978
Facsimile:      (214) 209-0905


sf-1451502        S-10.02 (Second Amended)-2     364-Day Credit Agreement (2003)

BANK ONE, NA, as Syndication Agent and as a Bank
------------

Domestic and Offshore Lending Office:

Bank One, NA
1 Bank One Plaza
IL1-0088
Chicago, Illinois  60670
Attention:        Angela Watson
Telephone:        (312) 732-4398
Facsimile:        (312) 732-2715


Notices (other than  Borrowing Notices and Notices  of Conversion/Continuation):

Bank One, NA
1 Bank One Plaza
IL1-0086
Chicago, Illinois  60670
Attention:        Paul E. Rigby, Senior Vice President
Telephone:        (312) 732-6132
Facsimile:        (312) 336-4380


UNION BANK OF CALIFORNIA, N.A., as Documentation Agent and as a Bank
------------------------------

Domestic and Offshore Lending Office:

Union Bank of California, N.A.
Commercial Customer Service Unit
1980 Saturn Street
Monterey Park, California  91755
Attention:        Ruby Gonzales
Telephone:        (323) 720-7055
Facsimile:        (323) 724-6198


Notices (other than  Borrowing Notices and Notices of  Conversion/Continuation):

Union Bank of California, N.A.
350 California Street, 9th Floor
San Francisco, California  94104
Attention:        Timothy P. Streb, Vice President
Telephone:        (415) 705-7021
Facsimile:        (415) 705-5085


sf-1451502        S-10.02 (Second Amended)-3     364-Day Credit Agreement (2003)

WELLS FARGO BANK, N.A., as Documentation Agent and as a Bank
----------------------

Domestic and Offshore Lending Office:

Wells Fargo Bank, N.A.
201 Third Street
MAC A0187-081
San Francisco, California  94103
Attention:        Ginnie Padgett
Telephone:        (415) 477-5374
Facsimile:        (415) 512-1943


Notices (other than  Borrowing Notices and Notices of  Conversion/Continuation):

Wells Fargo Bank, N.A.
P.O. Box 7069
MAC U1801-040
Boise, Idaho  94103
Attention:        Mary G. Monroe, Vice President & Sr. Relationship Manager
Telephone:        (208) 393-2106
Facsimile:        (208) 393-2472

Secondary Contact:

Wells Fargo Bank, N.A.
1300 SW 5th Ave.
MAC P6101-076
Portland, OR  97201
Attention:        Lisa Larpenteur, Assistant Vice President
Telephone:        (503) 886-2216
Facsimile:        (503) 886-2211


BANK OF OKLAHOMA, N.A.
----------------------

Domestic and Offshore Lending Office:

Bank of Oklahoma, N.A.
One Williams Center 84
Tulsa, Oklahoma  74172
Attention:        Sharon Shannon
Telephone:        (918) 588-6335
Facsimile:        (918) 280-3368


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Notices (other than  Borrowing Notices  and Notices of Conversion/Continuation):

Bank of Oklahoma, N.A.
P.O. Box 2300
Tulsa, Oklahoma  74192
Attention:        Jane Faulkenberry, Senior Vice President
Telephone:        (918) 588-6272
Facsimile:        (918) 280-3368


COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK
---------------------------------------------------------------
INTERNATIONAL", NEW YORK BRANCH
-------------------------------

Domestic and Offshore Lending Office:

Rabobank International
10 Exchange Place, 16th Floor
Jersey City, New Jersey 07302
Attention:        Clemencia Stewart
Telephone:        (201) 499-5245
Facsimile:        (201) 499-5328

Notices (other than  Borrowing Notices  and Notices of Conversion/Continuation):

Rabobank International
4 Embarcadero Center, Suite 3200
San Francisco, California 94111
Attention:        John J. McHugh, Vice President
Telephone:        (415) 782-9810
Facsimile:        (415) 986-8349


CREDIT SUISSE FIRST BOSTON CAYMAN ISLANDS BRANCH
------------------------------------------------

Domestic and Offshore Lending Office:

Credit Suisse First Boston Cayman Islands Branch
Eleven Madison Avenue
New York, New York 10010
Attention:        Edward Markowski
Telephone:        (212) 538-3380
Facsimile:        (212) 538-6851


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Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

Credit Suisse First Boston Cayman Islands Branch
Eleven Madison Avenue
New York, New York 10010
Attention:        William O'Daly
Telephone:        (212) 325-1986
Facsimile:        (212) 743-2254


KEYBANK NATIONAL ASSOCIATION
----------------------------

Domestic and Offshore Lending Office:

KeyBank National Association
431 E. Parkcenter Blvd.
Boise, ID  83706
Attention:        Western Loan Services, Specialty Services
Telephone:        (800) 297-5518
Facsimile:        (800) 297-5495


Notices (other  than Borrowing Notices and  Notices of Conversion/Continuation):

KeyBank National Association
601 108th Avenue, N.E., 5th Floor
Mailstop: WA-31-18-0512
Bellevue, WA  98004
Attention:        Keven D. Smith, Portfolio Manager
Telephone:        (425) 709-4579
Facsimile:        (425) 709-4587


MERRILL LYNCH BANK USA
----------------------

Domestic and Offshore Lending Office:

Merrill Lynch Bank USA
15 W. South Temple
Suite 300
Salt Lake City, UT  84101
Attention:        Frank Stepan
Telephone:        (801) 526-8316
Facsimile:        (801) 359-4667


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Notices (other than  Borrowing Notices and  Notices of Conversion/Continuation):

Merrill Lynch Bank USA
15 W. South Temple, Suite 300
Salt Lake City, UT  84101
Attention:        Butch Alder, VP - Corp. Lending Officer
Telephone:        (801) 526-8324
Facsimile:        (801) 531-7470


THE BANK OF NEW YORK
--------------------

Domestic and Offshore Lending Office:

The Bank of New York
One Wall Street, 8th Floor
New York, New York 10286
Attention:        Diane Burgess
Telephone:        (212) 635-1311
Facsimile:        (212) 635-1481


Notices (other than  Borrowing Notices and Notices  of Conversion/Continuation):

The Bank of New York
One Wall Street, 8th Floor
New York, New York 10286
Attention:        Randolph E.J. Medrano, Vice President
Telephone:        (212) 635-6804
Facsimile:        (212) 635-1483


THE BANK OF NOVA SCOTIA
-----------------------

Domestic and Offshore Lending Office:

The Bank of Nova Scotia
600 Peachtree Street, N.E. #2700
Atlanta, Georgia 30308
Attention:        Lily Hsieh
Telephone:        (404) 877-1523
Facsimile:        (404) 888-8998


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Notices (other than  Borrowing Notices and  Notices of Conversion/Continuation):

The Bank of Nova Scotia
888 S.W. 5th Avenue
Portland, Oregon 97204
Attention:        Daryl Hogge
Telephone:        (503) 222-4169
Facsimile:        (503) 222-5502



THE NORTHERN TRUST COMPANY
--------------------------

Domestic and Offshore Lending Office:

The Northern Trust Company
50 South LaSalle
Chicago, Illinois  60675
Attention:        Linda Honda
Telephone:        (312) 444-3532
Facsimile:        (312) 630-1566


Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

The Northern Trust Company
50 South LaSalle
Chicago, Illinois  60675
Attention:        Melissa A. Whitson
Telephone:        (312) 444-4473
Facsimile:        (312) 630-6062


TCF NATIONAL BANK
-----------------

Domestic and Offshore Lending Office:

TCF National Bank
500 W. Brown Deer Road
P.O. Box 170995
Milwaukee, WI 53217-8096
Attention: Sue Binder
Telephone: (414)351-8657
Facsimile: (414) 351-8694


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Notices (other  than Borrowing Notices and  Notices of Conversion/Continuation):

TCF National Bank
500 W. Brown Deer Road
P.O. Box 170995 Milwaukee, WI 53217-8096
Attention:        Russell P. McMinn, Senior Vice President
Telephone:        (414) 351-8383
Facsimile:        (414) 351-8680





UMB BANK, N.A.
--------------

Domestic and Offshore Lending Office:

UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri  64106
Attention:        Vaughnda Ritchie
Telephone:        (816) 860-7019
Facsimile:        (816) 860-7796

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

UMB Bank, n.a.
1010 Grand Boulevard
Kansas City, Missouri  64106
Attention:        David A. Proffitt, Senior Vice President
Telephone:        (816) 860-7935
Facsimile:        (816) 860-7143


WACHOVIA BANK, NATIONAL ASSOCIATION
-----------------------------------

Domestic and Offshore Lending Office:

Wachovia Bank, National Association
201 So. College St.
CP-17
Charlotte, NC  28288
Attention:        Todd Tucker
Telephone:        (704) 383-0905
Facsimile:        (704) 383-7999


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Notices (other than Borrowing Notice and Notices of Conversion/Continuation):

Wachovia Bank, National Association
1339 Chestnut Street
Philadelphia, PA  19107
Attention:        Anthony Braxton, Director
Telephone:        (267) 321-6606
Facsimile:        (267) 321-6700


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